Exhibit 99.1

Todd Patrick, Chief Executive Officer Brian Varnum, President and Chief Development Officer Steve Martin, Chief Financial Officer January 6, 2021 NYSE American: ARMP

2 I This presentation contains “forward - looking” statements that involve risks, uncertainties and assumptions . If the risks or uncertainties materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward - looking statements . All statements other than statements of historical fact could be deemed forward - looking, including, but not limited to : the potential future of antibiotic resistance ; the ability for bacteriophage therapies to disrupt and destroy biofilms and restore sensitivity to antibiotics ; the planned development strategy, presenting data to regulatory agencies and defining planned clinical studies ; the expected timing of additional clinical trials, including Phase 1 b/Phase 2 or registrational clinical trials ; the drug product candidates to be supplied by Armata for clinical trials ; bacteriophage technology being uniquely positioned to address the global threat of antibiotic resistance ; the protection of intellectual property, including pending and issued patents ; the activities to be performed by specific parties in connection with clinical trials ; the potential use of bacteriophages to treat bacterial infections ; research and development plans ; the development of bacteriophage - based therapies ; the ability to select combinations of phages to formulate product candidates ; the ability to manufacture product candidates ; the pursuit of additional indications ; the safety and efficacy of product candidates ; collaborations with third parties and the potential markets and market opportunities for product candidates ; potential market growth ; our partnership with Merck, known as MSD outside of the United States and Canada, the Cystic Fibrosis Foundation, and U . S . Department of Defense ; our ability to achieve our vision, including improvements through engineering and success of clinical trials ; our ability to finance our operations ; our ability to meet anticipated milestones for 2021 and 2022 ; Armata's ability to be a leader in the development of phage - based therapeutics ; the expected use of proceeds from the recent $ 15 million grant ; the expected impact of the COVID - 19 pandemic on the Company’s operations and any statements of assumptions underlying any of the items mentioned . These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance . Actual results could differ materially from our current expectations as a result of these risks and uncertainties, which include, without limitation, risks related to the ability of our lead clinical candidates, AP - PA 02 and AP - SA 02 , to be more effective than previous candidates ; our ability to expedite development of AP - PA 02 ; our ability to advance our preclinical and clinical programs and the uncertain and time - consuming regulatory approval process ; our ability to develop products as expected ; our ability to sufficiently fund our operations as expected, including obtaining additional funding as needed ; and any delays or adverse events within, or outside of, our control, caused by the recent outbreak of COVID - 19 . You should not rely upon forward - looking statements as predictions of future events . Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward - looking statements will be achieved or occur . Moreover, we undertake no obligation to update publicly any forward - looking statements for any reason to conform these statements to actual results or to changes in our expectations except as required by law . We refer you to the documents that we file from time to time with the Securities and Exchange Commission, including our registration statement, Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K . These documents, including the sections therein entitled “Risk Factors,” identify important factors that could cause the actual results to differ materially from those contained in forward - looking statements . Forward Looking Statements

3 I Pathogen - specific phage cocktails targeting acute/chronic infections of unmet medical need for multiple clinical indications • P. aeruginosa product candidates for respiratory infections – Cystic fibrosis – Non - cystic fibrosis bronchiectasis – Hospitalized pneumonia • S. aureus phage product candidate – Complicated bacteremia – Prosthetic joint infection Phage - specific GMP drug manufacturing facilities • In - house manufacturing and formulation capabilities Strong partnerships to support phage development • Cystic Fibrosis Foundation, US Department of Defense, Merck Strong board and executive leadership team • Seasoned drug development team • Successful track record in capital raises, M&A, and exits $25 million private placement completed in March 2020 Investment Highlights A Leader in Phage Therapeutics: First Multi - Center Randomized Trial in CF Patients

4 I Bacteriophages: Natural Predators of Bacteria Phage Progeny Results in Lysis of Targeted Bacteria Source: Prescott Harley Klein’s Microbiology, 7th Ed. • The most ubiquitous organisms on Earth • Bacteria specific, including multi - drug resistant strains • Prior history as therapeutic agent – Antibiotics displaced phage use • Drug - resistant threat revitalized phage use

5 I Unmet Need in Antibiotic Resistant Infections Phages May Provide a Powerful Solution to an Urgent Public Health Threat Aug 2019 Xenleta (lefamulin)

6 I Highly specific bactericidal agents will not disrupt microbiome • Lowers risk of infection by Clostridium difficile and vancomycin - resistant enterococci No host toxicities associated with chemical structures • Toxicities associated with antibiotics: kidney, bone marrow, hearing loss… Not an incremental change to an existing chemical structure (novel therapeutic class) • Distinct mechanism of bactericidal action • Activity independent of antibiotic resistance • Provides much needed therapy for multidrug - resistant infections Replication competent • Potential to autoregulate dose High potential for added functionality through genetic engineering • Biofilm degradation, bystander killing, tissue localization Phage as a Novel Therapeutic Modality vs. Classic Antibiotics

7 I Armata Stands on Long History of Phage Development M&A Yields Leading Phage Company Biocontrol Ltd. Pre - IND S. aureus and P. aeruginosa phage SGI Asset Acquisition Synthetic phage platform ▪ Pseudomonas program ▪ Pharma partnered program GMP Facility 25 MDR Cases Under EIND Targeted Antimicrobial Clinical Trials GMP Facility Novolytics Ltd.

8 I Armata’s Capabilities and Operational Overview Built for Product Development, Bench to Clinic Microbiology Phage Discovery Peptide Chemistry Leads Synthetic Biology Manufacturing & Quality Regulatory • Preclinical biology • Deep formulation expertise • Host cell engineering • Two targeted antimicrobial platforms • Robust natural phage discovery library • Synthetic biology improves phage activity • ESKAPE pathogen library; >25,000 isolates • Licensed GMP facility • Fermentation, purification • Testing and release of CTM • QC, QA Discovery Preclinical Development CMC Clinical Candidates Clin. Trial Material Clinical Trials Clinical Development • Experienced team • Multiple INDs, CMC amendments, CSRs, Annual Reports • Electronic filing

9 I Pipeline Program Discovery Preclinical IND - Enabling Phase 1b/2 Partner Pseudomonas aeruginosa Respiratory Infections Staphylococcus aureus CF Bacteremia US DoD * *Department of Defense (Naval Medical Research Center, US Army Medical Research Acquisition Activity, Defense Health Agency) CF: cystic fibrosis; NCFB: non - CF bronchiectasis; PJI: prosthetic joint infection Discovery - Stage Engineered Phage undisclosed target/indication Escherichia coli Klebsiella pneumoniae NCFB Pneumonia PJI AP - PA02 AP - PA03 AP - SA02

10 I Pseudomonas aeruginosa Program Cystic Fibrosis Lung Infections Expansion into Non - CF Bronchiectasis Pneumonia

Pseudomonas aeruginosa: Respiratory Opportunity

Cystic Fibrosis

- Chronic *P.a.* infections occur in 55% of CF patients by age 25
  - Strongly associated with deteriorating lung function, frequent pulmonary exacerbations, increased mortality
- Increased risk of death at 8 years in children with *P. aeruginosa* infection
- Total antibiotic sales in CF market projected to be >$400M in 2020

High Prevalence of *P. aeruginosa* in CF Lung Infections



P. aeruginosa
Percentage of Individuals
80
70
60
50
40
30
20
10
0
<2
2 to 5
6 to 10
11 to 17
18 to 24
25 to 34
35 to 44
≥45
Age (Years)

Non-CF Bronchiectasis

- Chronic respiratory disease, affecting more than 110,000 people (US) and 200,000 people (EU)
- *P.a.* infection in ~30% of cases
  - Poorer lung function and lower quality of life
  - More frequent exacerbations
  - 7-fold increase in hospitalizations
  - 3-fold increase in death

Hospitalized Pneumonia

- Multi-drug resistant *P.a.*
  - 32,600 new cases in hospitalized patients; 2,700 deaths; $767M attributable healthcare costs
- *P.a.* pneumonia
  - ~300K hospitalizations/year; high morbidity/mortality; high cost burden (excess cost of >$40,000/patient)

US Centers for Disease Control and Prevention, *Antibiotic Resistance Threats in the United States, 2019*; Cystic Fibrosis Foundation Patient Registry 2018 Annual Data Report; GlobalData; Eklöf, Clin Microbiol Infect 2019 Jun 22; *Chronic Respiratory Disease 2017, Vol. 14(4) 377–384*; *Chest. 2012;142(2):432-439*; *Chest. 2017;151(5):982-992*; *Chest. 2017;151(5):982-992*; *Respir Med. 2015;109:716-726*; *Ann Am Thorac Soc. 2015;12:1602-1611*; *Curr Opin Infect Dis. 2015;28(2):171-176*; *Clin Respir J. 2016;10(6):731-739*; *Eur J Clin Microbiol Infect Dis. 2016;35(5):791-796*.

CF: cystic fibrosis; *P.a.*: *Pseudomonas aeruginosa*.

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ARMATA PHARMACEUTICALS

12 I • Distinct phage families • Targets different receptor classes • Cooperative and compatible • Highly potent • Broadly active against clinical isolates • Pursue AP - PA02 in follow - on indication – Inhaled ROA in NCFB; leverages CF trial data • Develop AP - PA03 for pneumonia – Altered composition for disease - specific isolates Phage Products Tailored for P.a. Respiratory Infections Indication - specific attributes Multiple - phage composition Potency Control <1 ng/ml phage P.a.: Pseudomonas aeruginosa; ROA: route of administration; CF: cystic fibrosis; NCFB: non - CF bronchiectasis 0 10 20 30 0.0 0.2 0.4 0.6 Time (Hours) O D 6 0 0 n m Tobramycin (4g/mL) Phage (MOI 0.001) Tobramycin (4g/mL) + Phage (MOI 0.001) Phage (MOI 0.01) Cooperativity with Standard of Care 0 50 100 0 50 100 Time (Hours) P e r c e n t s u r v i v a l untreated 3x10 8 PFU 9x10 8 PFU 3x10 9 PFU 9x10 9 PFU 3x10 10 PFU In vivo Efficacy

13 I Follow - on Studies in CF Additional Indications Pseudomonas Respiratory Infections Clinical Outline Patient population: Medically stable chronically - infected CF patients Route of administration: Nebulized Goals: Safety and tolerability, pharmacokinetics, dose exploration Efficacy endpoints in: Chronically - infected patients Primary/early intermittent infections Non - CF bronchiectasis Pneumonia (AP - PA03) Phase 1b/2a Study

14 I Staphylococcus aureus Program Bacteremia Expansion into Prosthetic Joint Infection

15 I Methicillin - Resistant S. aureus (MRSA): A Serious Threat 1 • 323,700 new cases in hospitalized patients • 10,600 deaths • $1.7 billion of attributable healthcare costs First indication: S. aureus bacteremia (SAB) 2 • S. aureus is the most commonly identified pathogen in hospital - and community - acquired bacteremia – 40% mortality in SAB • Annually in the US there are approximately 200,000 hospitalizations for SAB – Average hospital costs to patients with nosocomial SAB ranges between $40,000 (MSSA) and $114,000 (MRSA) • Complicated SAB responds poorly to SOC – While biofilms can render traditional antibiotics ineffective, phages have the ability to penetrate the biofilm Follow - on indication: S. aureus Prosthetic Joint Infection (PJI) 3 • Total number of PJI - related revision surgeries is expected to grow – Rise from 70,000 in 2020 to 144,000 in 2040 in the US and EU5 • US is the largest market for PJI – US accounts for 61% of PJI - related revision surgery in 2020 (71% by 2040) • High rates of S. aureus PJI infection across all regions – S. aureus accounts for up to 47% of all PJI infections across the US and EU5 • Total hospital charge for PJI estimated at $150,000 Medical Opportunity 1 US Centers for Disease Control and Prevention , Antibiotic Resistance Threats in the United State s , 2019. 2 Clinical Leader, Sept 6, 2018; Clin Microbiol Rev. 2012;25(2):362 - 386; ICHE. 2007;28(3):273 - 279; Rev Infect Dis. 1987;9(5):891 - 907; ICHE. 2009; 30(5):453 - 460; JAMA Intern Med. 2013;173(22):2039 - 46. 3 GlobalData PJI Market Assessment

16 I • Host range coverage of >90% across clinical isolates tested • Robust potency against drug - resistant isolates, including MRSA, VISA, VRSA • Penetrates pre - existing biofilms • Maintains activity in presence of current standard anti - staphylococcal therapy AP - SA02: Phage Product Targeting S. aureus Robust Therapeutic Attributes Biofilm eradication by AP - SA02 AP - SA02 active at very low dose Synergistic activity of AP - SA02 and vancomycin against VRSA

AP-SA02: Clinical Outline

$15M in Nondilutive Funding from US DoD to Support Phase 1b/2 Bacteremia Study

Near-term Ph 1b/2 study	Follow-on study	Follow-on Indication
Patient population: Complicated bacteremia stratified for MRSA **Route of administration:** I.V. as adjunct to best available therapy **Goals:** Safety and tolerability, pharmacokinetics, dose exploration, exploratory efficacy endpoints	**Efficacy in bacteremia** Fixed dose and schedule Refined patient population Powered for rigorous demonstration of efficacy	**Periprosthetic joint infection (PJI)**

17 I

ARMATA PHARMACEUTICALS

18 I Corporate Summary

19 I Strong Global IP Position Through Pending and Issued Patents 15 Patent Families, Long - Life Patents, Patents Granted in all Major Jurisdictions Expiration dates through 2039 Armata’s patents and applications cover: Therapeutic phage cocktails (Staphylococcus and Pseudomonas) and uses thereof Synthetic phage and methods of manufacture thereof Beneficial effects of phage treatment Phage combinations for treating biofilm infections Sequential use of phages in combination with antibiotics Methods to reduce antibiotic resistance Methods to design therapeutic combination panels of phage Disinfection methods using bacteriophages Phage mutants having increased bacterial host spectra Jurisdiction Issued Pending U.S. 12 8 R.O.W. 68 40

20 I Pseudomonas phage program • Obtain topline data for Phase 1b/2a cystic fibrosis study • Obtain regulatory approval for non - CF bronchiectasis • Obtain regulatory approval for pneumonia Staphylococcus phage program • Obtain clearance from FDA for US IND for bacteremia • Initiate Phase 1b/2a bacteremia study • Obtain regulatory approval for prosthetic joint infection Anticipated Topline Milestones 2021/2022

21 I Leadership and Board of Directors Diverse Public Company Drug Development Expertise Management Todd Patrick CEO Mina Pastagia VP, Clinical Development Brian Varnum President and CDO Duane Morris VP, Operations Steve Martin CFO Board of Directors Richard Bastiani Chair Joseph Patti Odysseas Kostas Todd Peterson Robin Kramer Sarah Schlesinger Todd Patrick Syntex Syntex

22 I Cash Position • Completed a $25 million private placement of common stock and warrants with Innoviva, Inc. (NASDAQ: INVA) in March 2020 – Innoviva is a holding company receiving royalties from GSK; $1.4B market capitalization • Armata has cash through mid - 2021 Capitalization • 18.7 million common shares outstanding; no debt • Trades on NYSE American exchange: ARMP Funding and Capitalization As of January 6, 2021